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                                                                   EXHIBIT 10.13

                                 AZRIELI CENTER

                       AGREEMENT TO TRANSFER LEASE RIGHTS

              SIGNED IN TEL-AVIV ON THE ____ DAY OF _________, 2000

                                  B E T W E E N

                        CANIT HASHALOM INVESTMENTS LTD.
                        Private Company 51-163315-8
                        Whose address for the purpose of this Agreement is:
                        The Azrieli Center
                        132 Petach Tikvah Road, Tel-Aviv
                        (hereinafter: "the Lessor")

OF THE FIRST PART

                                      A N D

                        TERAYON COMMUNICATION SYSTEM INC.
                        (hereinafter: "the Lessee")
                        Whose address for the purpose of this Agreement is: c/o Adv. Arieh Hagai of 18 Hayetzirah Street, Ramat Gan
                        Telephone: 03-7513625  Fax: 03-7514036

OF THE SECOND PART

                                      A N D

                        TELEGATE LTD., Private Company 51-180886-7
                        (hereinafter: "the Alternate Lessee")
                        Whose address for the purpose of this Agreement is:
                        c/o Adv. Arieh Hagai
                        of 18 Hayetzirah Street, Ramat Gan
                        Telephone: 03-7513625  Fax: 03-7514036
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                                                                               2


OF THE THIRD PART

WHEREAS: A lease agreement between the Lessor and the Lessee was signed on the 23rd day of January, 2000, concerning office space in the Azrieli Center (hereinafter: "the Lease Agreement");

AND WHEREAS:            The Lessee wishes to transfer all its rights and
                        obligations pursuant to the Lease Agreement to the Alternate Lessee, and the Alternate Lessee agrees to accept all the rights and obligations of the Lessee pursuant to the Lease Agreement;

AND WHEREAS:            The Lessor has given its consent to the transfer of the
                        Lessee's rights and obligations to the Alternate Lessee, the same subject to the term that the Lessee remains a guarantor for the fulfillment of all obligations of the Alternate Lessee pursuant to the Lease Agreement.

            ACCORDINGLY IT IS DECLARED, STIPULATED AND AGREED BETWEEN
                             THE PARTIES AS FOLLOWS:

1. The Lessee does hereby transfer to the Alternate Lessee and the Alternate Lessee does hereby accept from the Lessee all its obligations and rights pursuant to the Lease Agreement attached hereto as Appendix "A" to this Agreement.

2. The rights and obligations of the Lessee shall be transferred to the Alternate Lessee commencing on the 23rd day of January, 2000.

3. Commencing upon the date determined in section 2 above, the Lessee transfers and the Alternate Lessee accepts upon itself all the obligations and rights of the Lessee pursuant to the Lease Agreement.

4. The transfer of rights to the Alternate Lessee is conditional upon the fulfillment of the following cumulative conditions:

      4.1 The Alternate Lessee has provided the Lessor with the bank guarantee which the Lessee undertook to submit pursuant to the Lease Agreement.

      4.2 All payments have been paid to the Lessor which the Lessee undertook to pay to the Lessor pursuant to the Lease Agreement, including Rental Fees pursuant to the Lease Agreement up until the date of signature of this Agreement.

      4.3 The Lessee has signed the guarantee form attached hereto as Appendix "B" to this Agreement.

5. The parties agree that the Lessee shall remain liable and a guarantor for the Alternate Lessee's fulfillment of all its obligations pursuant to the Lease Agreement, and for this purpose, the Lessee shall sign the guarantee form attached hereto as Appendix "B" to this Agreement.
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                                                                               3


6. The Alternate Lessee declares that it has read the Lease Agreement and its Appendices, attached hereto as "Appendix A" to this Agreement, and it understands all its conditions and stipulations, and it undertakes to fulfill all its provisions.

7. Subject to the fulfillment of all the conditions specified above, the Lessor does hereby grant its consent to the transfer of the Lessee's rights and obligations to the Alternate Lessee.

8. The parties do hereby agree that the words "the Rental Fees shall be linked to the index" which appear in section 7.2 of the Lease Agreement shall be deleted.

9. It is clarified that all the provisions of the Lease Agreement shall apply to the Alternate Lessee without any change, exclusive of the change mentioned in section 8 above. The Alternate Lessee undertakes to fulfill all the provisions of the Lease Agreement.


                   IN WITNESS WHEREOF THE PARTIES HAVE SIGNED:


------------------------    ------------------------    ------------------------
       The Lessee             The Alternate Lessee             The Lessor
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Date:
     -------------------


CANIT HASHALOM INVESTMENTS LTD.
The Azrieli Center Towers (Development and Management) Ltd.
The Azrieli Center Parking Lot
(Which shall hereinafter jointly and severally be called: "the Lessor") The Azrieli Center
132 Petach Tikvah Road
Tel-Aviv


Dear Sir/Madam:


      RE:   AZRIELI CENTER LEASE AGREEMENT OF THE 23RD OF JANUARY, 2000

We, the undersigned, Terayon Communication System Inc., who have transferred all our rights and obligations pursuant to the Lease Agreement signed between us and the Lessor on January 23, 2000, including all its Appendices (hereinafter: "the Lease Agreement"), concerning the lease of the property situated on floors 11, 12, 13, 14, and 24 in the circular tower of the Azrieli Center (hereinafter:
"the Premises") to Telegate Ltd. (hereinafter: "the Alternate Lessee"), do hereby guarantee the fulfillment of all obligations of the Alternate Lessee vis-a-vis the Lessor pursuant to the Lease Agreement, as follows:

1. We do hereby certify that following the transfer of the rights and obligations pursuant to the Lease Agreement to the Alternate Lessee, we shall be guarantors of an independent, absolute, irrevocable and unconditional guarantee for the fulfillment of all of the Alternate Lessee's obligations pursuant to the Lease Agreement vis-a-vis the Lessor, including during additional Terms of Lease, as well as in respect of any period that the Alternate Tenant shall have possession of the Premises.

      Our guarantee in accordance with this guarantee letter shall remain in force also in respect of any amendment and/or change and/or addition to the Lease Agreement, and it shall apply also to any additional space the Alternate Lessee shall lease in the Azrieli Center, whether via the exercise of an option and/or a right of refusal granted to it in the Lease Agreement or via any other manner.

2. We shall be guarantors and liable for the Alternate Lessee's fulfillment of all its obligations pursuant to the Lease Agreement, and any breach of the Lease Agreement by the Alternate Lessee shall be deemed as if we too have breached the Lease Agreement, and all remedies available to you pursuant to the Lease Agreement and/or by law shall also be available to you vis-a-vis ourselves.

3. In the event of a failure to fulfill any obligation of the Alternate Lessee pursuant to the Lease Agreement, we shall pay you any sum that the Alternate Lessee is to pay pursuant to the Lease Agreement, the same no later than seven days from the date on which the Alternate Lessee was to pay and did not do so, provided that we receive from you a demand to do so.
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4.    We also agree that where a demand is referred to us in respect of any breach, then the fulfillment of this demand by us does not constitute a release of the Alternate Lessee from its other undertakings vis-a-vis the Lessor pursuant to the Lease Agreement.

5.    The law of the State of Israel alone shall apply to this our guarantee.

6. We agree that solely and exclusively the competent court in Tel Aviv-Jaffa, Israel, and no other court, shall have sole jurisdiction in all matters pertaining to this our guarantee and arising therefrom.

Our address for the purpose of all matters pertaining to our guarantee, including for the purpose of service of process is c/o Adv. Arieh Hagai, of 18 Hayetzirah Street, Ramat Gan.

IN WITNESS WHEREOF WE HAVE SIGNED                          THIS DAY
                                  ------------------------          ------------


                       ----------------------------------
                       TERAYON COMMUNICATIONS SYSTEM INC.


ATTORNEY'S VERIFICATION

I, the undersigned, Advocate                               , who serves as legal
counsel to Terayon Communication System Inc., do hereby affirm that the
signatures of Messrs.                               on this Agreement are in
accordance with the documents of the company's association, and their signatures, as aforesaid, obligate the company for all intents and purposes pertaining to this Agreement.


                                                             -------------------
                                                  , Adv.            Date
             -------------------------------------